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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 11, 2002






                          NEWFIELD EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


            DELAWARE                      1-12534               72-1133047
  (State or other jurisdiction        (Commission file       (I.R.S. employer
of incorporation or organization)         number)         identification number)


                          363 N. SAM HOUSTON PARKWAY E.
                                   SUITE 2020
                              HOUSTON, TEXAS 77060
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (281) 847-6000


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Item 5.  Other Events

See the following press release by Newfield Exploration Company announcing Gulf of Mexico discoveries.
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            Newfield Exploration Announces Gulf of Mexico Discoveries


         NEWFIELD EXPLORATION COMPANY (NYSE:NFX) today provided an update on its Gulf of Mexico drilling program, including significant discoveries in the deep shelf play.

         WEST DELTA 21 #6: The WD 21 #6 well was drilled to a total depth of 16,000' and encountered a gross hydrocarbon interval of 250' with net pay of 165'. Completion operations are underway with first production expected in the fourth quarter of 2002. Newfield is operator with a 62% working interest.

         EUGENE ISLAND 163 #1: The EI 163 #1 well was drilled to a total depth of 15,521' and encountered 35' of net gas pay. The discovery will be tied back to a Newfield-operated platform at Eugene Island 172. First production is expected in the fourth quarter of 2002. Newfield is the operator with an 82.5% working interest.

         EUGENE ISLAND 199 A-16 ST: The EI 199 A-16 ST was drilled to a total depth of 14,484' and encountered 40' of net gas pay. The well was drilled from Newfield's EI 198 "A" production platform. The new well was completed and is now on-line. Newfield operates the well with a 100% working interest.

         HIGH ISLAND 355 #1, #2: Two successful wells were recently drilled at HI 355. The #1 well was drilled to a total depth of 9,500' and encountered 135' of net gas pay. The #2 well was drilled to a total depth of 10,000' and found 150' of net gas pay. A production facility will be set later this year with first production expected in the fourth quarter of 2002. Newfield operates the development with an 82.5% working interest.

         Newfield is currently participating in a well at West Cameron 201. The well is currently drilling with a planned total depth of 19,500'. Newfield owns a 33.3% working interest in this outside-operated prospect.

         The Company recently drilled two dry holes: Eugene Island 38 #15, drilled to a total depth of 15,354', and West Delta 43 #2, drilled to a total depth of 11,000'.

**Certain of the statements set forth in this release regarding planned operations and the timing of production volumes are forward looking and based upon assumptions and anticipated results that are subject to numerous uncertainties. Actual results may vary significantly from those anticipated due to many factors, including drilling results, oil and gas prices, industry conditions, the prices of goods and services, the availability of drilling rigs and other support services and the availability of capital resources.

Newfield Exploration Company                           For information, contact:
363 N. Sam Houston Parkway East, Ste. 2020                        Steve Campbell
Houston, TX 77060                                                 (281) 847-6081
www.newfld.com                                                   info@newfld.com
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                            NEWFIELD EXPLORATION COMPANY

 Date: March 11, 2002         By: /s/ TERRY W. RATHERT
                                      ------------------------------------------
                                      Terry W. Rathert
                                      Vice President and Chief Financial Officer
                                      (Authorized Officer and Principal
                                      Financial Officer)